VAN KAMPEN HIGH YIELD FUND

Supplement dated November 4, 2008
to the

Class A Shares, Class B Shares and Class C Shares Prospectus
dated December 28, 2007,
as previously supplemented on September 26, 2008 and May 21, 2008 and to the

Class I Shares Prospectus
dated December 28, 2007,
as previously supplemented on May 21, 2008

The Prospectuses are hereby supplemented as follows:

The first three paragraphs of the section entitled “Investment Advisory Services — Portfolio management” are hereby deleted in their entirety and replaced with the following:

Portfolio management.  The Fund is managed by members of the Adviser’s Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. Current members of the team responsible for the day-to-day operation and execution of the overall strategy of the Fund are Dennis M. Schaney, a Managing Director of the Adviser, and Andrew Findling, an Executive Director of the Adviser.

Mr. Schaney has been associated with the Adviser in an investment management capacity since September 2008 and began managing the Fund in October 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management from October 2003 to April 2007 and prior to that, he was Head of Leveraged Finance at BlackRock, Inc. from January 1998 to October 2003. Mr. Findling has been associated with the Adviser in an investment management capacity since October 2008 and began managing the Fund in October 2008. Prior to October 2008, Mr. Findling was associated with Raven Asset Management as Head Trader from July 2005 to September 2008 and prior to that, he was associated with the High Yield team at BlackRock, Inc. in various capacities including portfolio manager and trader from 2003 to 2004, assistant portfolio manager and trader from 2002 to 2003 and assistant trader from 2000 to 2002.

Mr. Schaney is the lead portfolio manager of the Fund. All team members are responsible for the execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
HYISPT1 11/08

VAN KAMPEN HIGH YIELD FUND

Supplement dated November 4, 2008
to the Statement of Additional Information
dated December 28, 2007,
as previously supplemented on June 10, 2008 and May 21, 2008

The Statement of Additional Information is hereby supplemented as follows:

(1) The first two paragraphs of the section entitled “Fund Management — Other Accounts Managed by the Portfolio Managers,” are hereby deleted in their entirety and replaced with the following:

As of October 27, 2008, Dennis M. Schaney managed nine registered investment companies with a total of approximately $826.9 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of October 27, 2008, Andrew Findling managed six registered investment companies with a total of approximately $658.1 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

(2) The section entitled “Fund Management — Securities Ownership of Portfolio Managers,” is hereby deleted in its entirety and replaced with the following:

As of October 27, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Dennis M. Schaney — None

Andrew Findling — None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
HYISPTSAI1 11/08